Fees Summary	Jun. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 13,392.40
Total Fee Amount	14,488.98
Total Transaction Valuation	104,916,633.90
Total Offset Amount	570.22
Net Fee	$ 526.36